DYCOM INDUSTRIES, INC. Fiscal 2016 – 2nd Quarter Presentation February 24, 2016 Exhibit 99.2

2 Forward Looking Statements and Non-GAAP Information This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 4, 2015, our Quarterly Report on Form 10-Q filed with the SEC on November 25, 2015, and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 13 through 18 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

3 Participants and Agenda Introduction and Q2-16 Overview Industry Update Financial & Operational Highlights Outlook Conclusion Q&A Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel Participants Agenda

4  Strong demand and revenue growth  Contract revenues of $559.5 million in Q2-16 compared to $441.1 million in Q2-15. Organic growth of 19.4% excluding contract revenues of acquired businesses not included for the entire period of Q2-16 and Q2-15.  Solid operating performance  Gross margin % in-line year-over-year reflecting changes in work type mix, costs to expand operations for several large customer programs, and pronounced seasonality from acquisitions made during calendar 2015. These impacts were offset by year-over-year fuel savings.  Non-GAAP Adjusted EBITDA of $66.4 million, or 11.9% of revenues in Q2-16, compared to $47.6 million, or 10.8% in Q2-15  Non-GAAP Adjusted Diluted EPS increased to $0.54 in Q2-16 compared to $0.27 diluted earnings per share in Q2-15  Backlog increased $2.1 billion year-over-year to $5.056 billion at January 23, 2016 from significant new contract awards and extensions during the quarter  Increased share repurchase authorization on February 23, 2016 from $50 million to $100 million and extended maturity through August 2017 Financial charts - $ in millions, except earnings per share amounts Q2-16 Overview and Highlights See “Regulation G Disclosure” slides 13-18 for a reconciliation of GAAP to Non-GAAP financial measures. * Q2-15 diluted earnings per share is on a GAAP basis, as there were no Non-GAAP adjustments to Q2-15. *

5 Industry increasing network bandwidth dramatically  Major industry participants deploying significant wireline networks  Newly deployed networks provisioning 1 gigabit speeds; speeds beyond 1 gigabit envisioned  Industry developments have produced opportunities which in aggregate are without precedent Delivering valuable service to customers  Currently providing services for 1 gigabit full deployments across the country in dozens of metropolitan areas to a number of customers  Revenues and opportunities driven by this new standard accelerated  Customers are revealing with more specificity multi-year initiatives that are being implemented and managed locally Clear that calendar 2015 was the foundational year for a massive investment cycle in wireline networks Dycom’s scale, market position and financial strength position it well as opportunities continue to expand Industry Update

6  Top 5 customers represented 68.9% of revenues in Q2-16 compared to 60.5% in Q2-15  Double digit or higher organic growth in Q2-16 from several key customers:  AT&T: 28.6%  Comcast: 29.8%  Verizon: 137.9%  Unnamed customer: 284.6% Revenue Highlights  Organic growth of 19.4%, fifth straight quarter with double digit organic growth  Revenues from Q2-16 Top 5 customers increased 42.5% organically. All other customers decreased 11.9% organically See “Regulation G Disclosure” slides 13-18 for a reconciliation of GAAP to Non-GAAP financial measures. Organic growth over the past 5 quarters reflects Dycom’s continued ability to gain share and expand geographic reach, meaningfully increasing the long-term value of our maintenance business

7 Customers Description Area Approximate Term (in years) AT&T Construction Services Kentucky, Tennessee, North Carolina, South Carolina, Georgia, Florida 4 Comcast Construction Services & Construction and Maintenance Services Illinois, Maryland, Virginia, Tennessee, Georgia 3-4 Windstream Construction and Maintenance Services New York, Iowa, Pennsylvania, Ohio, Missouri, Kentucky, Oklahoma, Mississippi, Tennessee, South Carolina, Georgia, Florida 3 Time Warner Cable Installation Services Wisconsin, New York, Ohio, New Jersey, North Carolina 1 Southern California Edison Underground Facility Locating California 3 Backlog and Awards Notes: Our backlog represents the estimated amounts under master service agreements and other contractual agreements, including long-term contracts, for services projected to be performed over the terms of the contracts and are based on contract terms, our historical experience with customers and, more generally, our experience in similar procurements. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. Selected Current Awards and Extensions Financial charts - $ in millions

8 As a % of Revenues 10.8% 11.9%  Revenues of $559.5 million, organic growth of 19.4% year-over-year. Recently acquired businesses contributed $32.9 million in Q2-16  Non-GAAP Adjusted EBITDA increased to 11.9% of revenue in Q2-16 compared to 10.8% in Q2-15  Gross margin % in-line year-over-year reflecting changes in work type mix, costs to expand operations for several large customer programs, and pronounced seasonality from acquisitions made during calendar 2015. These impacts were offset by year-over-year fuel savings.  G&A as a % of revenue declined 108 basis points from operating leverage on our increased scale  Non-GAAP Adjusted Diluted EPS of $0.54 in Q2-16 compared to $0.27* diluted EPS in Q2-15, an increase of 100% Financial Highlights See “Regulation G Disclosure” slides 13-18 for a reconciliation of GAAP to Non-GAAP financial measures. * Q2-15 diluted earnings per share is on a GAAP basis, as there were no Non-GAAP adjustments to Q2-15. Financial charts - $ in millions, except earnings per share amounts *

Liquidity Overview

DYCOM

Financial tables - $ in millions

Strong balance sheet and robust liquidity

	Q1-16	Q2-16
Cash and equivalents	$ 21.8	$ 20.2
Senior Credit Facility, matures April 2020:		
$450 million revolver	$ 131.3	$ 103.3
Term Loan	$ 150.0	$ 150.0
0.75% Senior Convertible Notes, matures September 2021:		
Notional Value	$ 485.0	$ 485.0
Total Notional Debt	$ 766.3	$ 738.3
Net Debt (Notional Debt less Cash)	$ 744.5	$ 718.1
Total Notional Debt (see above)	$ 766.3	$ 738.3
Unamortized debt discount and debt fees on 0.75% Senior Convertible Notes	(124.6)	(120.2)
Debt, net of debt discount and fees	$ 641.6	$ 618.1
Availability on revolver(a)	$ 260.8	$ 289.1
Cash and availability on revolver	$ 282.6	$ 309.3

(a) Availability on Revolver presented net of $58.0 million and $57.7 million for outstanding L/C's under the Senior Credit Agreement at Q1-16 and Q2-16, respectively.

No significant near-term debt maturities



$700
$600
$500
$400
$300
$200
$100
$-
$4
$6
$8
$12
$223
$120
$103
$-
$485
FY 16
FY 17
FY 18
FY 19
FY 20
FY 21
FY 22
0.75% Senior Convertible Notes
$450 million revolver
Term Loan

Operating cash flows of $75.4 million funded strong organic growth during Q2-16.

Cash Flow Summary	Q2-15	Q2-16
Cash provided by operations	$ 72.4	$ 75.4
Capital expenditures, net of disposals	$ (18.4)	$ (48.7)
Repayments on credit facility	$ (33.3)	$ (28.0)
Share repurchases	$ (17.1)	$ -
Other investing and financing activity, net	$ (1.5)	$ (0.3)

	Q2-15	Q2-16
DSO-Accounts receivable	55	52
DSO – CIEB, net	40	47
Total DSO	96	99

Total days sales outstanding ("DSO") is calculated as the summation of current accounts receivable, plus costs and estimated earnings in excess of billings, less billings in excess of costs and estimated earnings, ("CIEB, net") divided by average revenue per day during the respective quarter.

Amounts may not add due to rounding.

TTM Cap-ex, net of $147.1 million* enabled organic revenue growth of $355.3 million and backlog growth of $1 billion sequentially



$2,500
$2,000
$1,500
$1,860
$22
$1,837
$355.3 million in organic revenue growth in TTM Q2-16
$2,290
$97
$2,193
TTM Q2-15
TTM Q2-16
Revenues from acquired businesses not owned in full periods
Organic Revenues

*TTM Q2-2016 cap-ex, net equals the aggregate of quarterly cap-ex from Q2-16, Q1-16, Q4-15, and Q3-15 of $48.7 million, $39.4 million, $23.6 million, and $35.3 million, respectively

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Q3-2016 Outlook

Financial table- $ in millions, except earnings per share amounts (% as a percent of contract revenues)

	Q3-2015 Included for comparison	Q3-2016 Outlook and Commentary	
Contract Revenues	$ 492.4	**$585 - $605**	➢ Broad range of demand from several large customers ➢ Robust 1 gigabit deployments, CAF II underway, core market share growth, cable capacity projects expanding ➢ Total revenue expected to include approximately $20.0 million of revenue in Q3-16 from businesses acquired in Q4-15 and Q1-16
Gross Margin %	21.1%	Gross Margin % in-line with Q3-15	➢ Solid mix of customer growth opportunities with margins impacted by costs to expand operations for several large customers ➢ Expectation of normal winter weather and related impacts on productivity during early Q3-16
G&A Expense %	9.1%	G&A as a % of revenue declines from Q3-15	➢ G&A as a % of revenue declines from operating leverage on our increased scale
Share-based compensation	$ 3.2	$ 4.0	➢ Outlook for G&A expense % includes share-based compensation
Depreciation & Amortization	$ 24.0	$ 31.6 - $ 32.3	➢ Depreciation and amortization reflects increased cap-ex and recently acquired businesses ➢ Includes amortization of approximately $4.6 million in Q3-16 compared to $4.1 million in Q3-15
Adjusted Interest Expense	$ 6.6	Approximately $ 3.7 Non-GAAP Adjusted Interest Expense	➢ Q3-16 includes 0.75% cash coupon on Senior Convertible Notes, interest on Senior Credit Agreement, amortization of debt issuance costs and other interest ➢ Q3-16 excludes pre-tax interest expense for non-cash amortization of the debt discount of $4.2 million
Other Income	$ 3.5	$ 2.8 - $ 3.2	
Non-GAAP Adjusted EBITDA %	12.8%	Non-GAAP Adjusted EBITDA % in-line or slightly better than the Q3-15 result	***Adjusted EBITDA amount increases from revenue growth and operating performance***
Diluted Earnings per Share	$ 0.58	Non-GAAP Adjusted Diluted EPS **$ 0.70 - $ 0.78**	➢ Non-GAAP Adjusted Diluted EPS excludes non-cash amortization of debt discount on Senior Convertible Notes. See slide 17 for reconciliation of guidance for Non-GAAP Adjusted Diluted Earnings per Common Share for the third quarter of fiscal 2016.
Diluted Shares	35.0 million	33.5 million	

See "Regulation G Disclosure" slides 13-18 for a reconciliation of GAAP to Non-GAAP financial measures.

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Looking Ahead to Q4-2016

DYCOM

Financial table- $ in millions (% as a percent of contract revenues)

	Q4-2015 Included for comparison	Q4-2016 Outlook and Commentary –	*Q4-2016 will have 14 weeks of operations as required by our 53 week fiscal calendar compared to 13 weeks in Q4-2015*
Contract Revenues	$ 578.5	Total revenue growth % in mid to high twenties as a % of revenue *(Including the additional week in Q4-16)*	➢ Broad range of demand from several large customers ➢ Robust 1 gigabit deployments, CAF II underway, core market share growth, cable capacity projects expanding ➢ Total revenue expected to include approximately $40.0 million of revenue in Q4-16 from businesses acquired compared to approximately $2.4 million in Q4-15 ➢ Q4-16 will include an additional week due to our 53 week fiscal year
Gross Margin %	22.9%	Gross Margin % which increases from Q4-15	➢ Improving mix of customer growth opportunities
G&A Expense %	8.2%	G&A as a % of revenue declines from Q4-15	➢ G&A as a % of revenue declines from operating leverage on our increased scale
Share-based compensation	$ 3.1	$ 4.3	➢ Outlook for G&A expense % includes share-based compensation
Depreciation & Amortization	$ 25.9	$ 34.2 - $ 35.0	➢ Depreciation and amortization reflects increased cap-ex and recently acquired businesses ➢ Includes amortization of approximately $4.9 million in Q4-16 compared to $4.4 million in Q4-15
Adjusted Interest Expense	$ 6.9	Approximately $ 3.9 Non-GAAP Adjusted Interest Expense	➢ Q4-16 includes 0.75% cash coupon on Senior Convertible Notes, interest on Senior Credit Agreement, amortization of debt issuance costs and other interest, including additional week as a result of 53 week fiscal year ➢ Q4-16 excludes pre-tax interest expense for non-cash amortization of the debt discount of $4.6 million
Other Income	$ 1.3	$ 1.1 - $ 1.6	
Non-GAAP Adjusted EBITDA %	15.3%	Non-GAAP Adjusted EBITDA % which increases from Q4-15	***Adjusted EBITDA increases from revenue growth and operating performance***

*See "Regulation G Disclosure" slides **13-18** for a reconciliation of GAAP to Non-GAAP financial measures.*

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12 Conclusion Firm and strengthening end market opportunities  Telephone companies deploying FTTX to enable video offerings and 1 gigabit connections  Cable operators continuing to deploy fiber to small and medium businesses with overall cable capital expenditures, new build opportunities, and capacity expansion projects increasing  Connect America Fund (“CAF”) II projects in planning and engineering, construction launching shortly. Have received assignments from one recipient for fixed wireless deployments  Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance business Encouraged that industry participants are committed to multi-year capital spending initiatives which in most cases are meaningfully accelerating and expanding in scope

Appendix: Regulation G Disclosure

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
Non-GAAP Organic Contract Revenue
Unaudited
($ in millions)

	Contract Revenues	NON-GAAP ADJUSTMENTS: *Revenues from businesses acquired*	NON-GAAP ADJUSTMENTS: *Revenues from storm restoration services*	Non-GAAP Organic Contract Revenues	Revenue Growth (Decline) %: GAAP %	Revenue Growth (Decline) %: Non-GAAP - Organic %
TTM Organic Contract Revenues (a):						
TTM Q2-16	$ 2,289.6	$ (96.9)	$ -	$ 2,192.7	23.1%	19.3%
TTM Q2-15	$ 1,859.8	$ (22.4)	$ -	$ 1,837.4		
Q2-16 Organic Growth:						
Q2-16	$ 559.5	$ (32.9)	$ -	$ 526.6	26.8%	19.4%
Q2-15	$ 441.1	$ -	$ -	$ 441.1		
Prior Quarters	*Prior Quarters Organic Growth (Decline):*					
Q1-16	$ 659.3	$ (39.5)	$ -	$ 619.7	29.2%	21.9%
Q1-15	$ 510.4	$ (1.9)	$ -	$ 508.5		
Q4-15	$ 578.5	$ (11.8)	$ -	$ 566.7	20.0%	18.2%
Q4-14	$ 482.1	$ (2.8)	$ -	$ 479.3		
Q3-15	$ 492.4	$ (8.9)	$ -	$ 483.4	15.5%	13.4%
Q3-14	$ 426.3	$ -	$ -	$ 426.3		
Q2-15	$ 441.1	$ (9.5)	$ -	$ 431.5	12.9%	10.5%
Q2-14	$ 390.5	$ -	$ -	$ 390.5		
Q1-15	$ 510.4	$ (10.1)	$ -	$ 500.3	(0.5)%	(2.4)%
Q1-14	$ 512.7	$ -	$ -	$ 512.7		
Q4-14	$ 482.1	$ (9.5)	$ -	$ 472.6	0.7%	(0.7)%
Q4-13	$ 478.6	$ (2.6)	$ -	$ 476.1		
Q3-14	$ 426.3	$ (5.5)	$ -	$ 420.7	(2.5)%	(3.8)%
Q3-13	$ 437.4	$ -	$ -	$ 437.4		

(a) Trailing twelve month ("TTM") Q2-16 contract revenues equals the aggregate of quarterly contract revenues from Q2-16, Q1-16, Q4-15, and Q3-15. TTM Q2-15 contract revenues equals the aggregate of quarterly contract revenues from Q2-15, Q1-15, Q4-14, and Q3-14.

Use of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 18.

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14 Notes: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted EBITDA Unaudited ($ in 000's) Appendix: Regulation G Disclosure Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 18.

15 Note: Amounts above may not add due to rounding. Appendix: Regulation G Disclosure Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Contract Revenue – certain customers Unaudited ($ in millions) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 18.

16 Appendix: Regulation G Disclosure Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Earnings Per Share Unaudited ($ in 000's, except per share amounts) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 18. GAAP Reconciling Item Adjusted Non-GAAP Contract revenues 559,470$ -$ 559,470$ Cost of earned revenues, excluding depreciation and amortization 450,284 - 450,284 General and administrative expenses 47,020 - 47,020 Depreciation and amortization 29,898 - 29,898 Total 527,202 - 527,202 Interest expense, net (7,872) 4,148 (3,724) Other income, net 1,072 - 1,072 Income before income taxes 25,468 4,148 29,616 Provision for income taxes 9,995 1,628 11,623 Net income 15,473$ 2,520$ 17,993$ Basic earnings per share 0.47$ 0.08$ 0.55$ Diluted earnings per share 0.46$ 0.08$ 0.54$ Shares used in computing Basic EPS (in 000's): 32,663 32,663 Shares used in computing Diluted EPS (in 000's): 33,520 33,520 Three Months Ended January 23, 2016 Q2-16

17 Appendix: Regulation G Disclosure Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Guidance – Diluted Earnings per Common Share Unaudited Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 18. (a) Guidance for Diluted earnings per common share and Non-GAAP Adjusted Diluted Earnings per Common Share for the three months ending April 23, 2016 were computed using approximately 33.5 million in diluted weighted average shares outstanding. (b) The Company expects to recognize approximately $4.2 million in pre-tax interest expense during the three months ending April 23, 2016 for non-cash amortization of the debt discount associated with its 0.75% Senior Convertible Notes. The Company excludes the effect of this non-cash amortization in its Non-GAAP financial measures. Guidance for the Three Months Ending April 23, 2016 (a) Diluted earnings per common share $0.62 - $ 0.70 Adjustment After-tax non-cash amortization of debt discount (b) $ 0.08 Non-GAAP Adjusted Diluted Earnings per Common Share $ 0.70 - $ 0.78

18 Appendix: Regulation G Disclosure Explanation of Non-GAAP Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures as follows: • Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods. Non-GAAP Organic Revenue growth (decline) is calculated as the percentage change in Non-GAAP Organic Contract Revenues over those of the comparable prior year period. Management believes organic growth (decline) is a helpful measure for comparing the Company’s revenue performance with prior periods. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income - GAAP net income before loss on debt extinguishment, non-cash amortization of the debt discount, certain non-recurring items and any tax impact related to these items, and "Non-GAAP Adjusted Diluted Earnings per Common Share" as Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Non-cash amortization of the debt discount - The Company’s 0.75% senior convertible notes due 2021 (the "Notes") were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the notes represents a debt discount. The debt discount will be amortized over the term of the notes but will not result in periodic cash interest payments. During the quarter ended January 23, 2016, the Company recognized approximately $4.1 million in pre-tax interest expense for non-cash amortization of the debt discount associated with the Notes. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Tax impacts of adjusted results - The tax impact of the adjusted results for the quarter ended January 23, 2016 was calculated utilizing a Non-GAAP effective tax rate which approximates the Company’s effective tax rate used for financial planning. The tax impact included in the Company’s guidance for the quarter ending April 23, 2016 was calculated using an effective tax rate used for financial planning and forecasting future results.

DYCOM INDUSTRIES, INC. Fiscal 2016 – 2nd Quarter Presentation February 24, 2016